UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

(Exact name of registrant as specified in its charter)

Florida	000-1415277	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced on October 2, 2007, 1st United Bancorp, Inc. (“Registrant”) executed an Agreement and Plan of Merger (the “Agreement”) with Equitable Financial Group, Inc., a Florida corporation (“EFGI”), and its wholly owned subsidiary, Equitable Bank, a Florida chartered commercial bank (“Equitable Bank”), under which EFGI and Equitable Bank were to be acquired by the Registrant in a merger transaction. On February 5, 2008, the shareholders of EFGI approved the merger transaction. On February 6, 2008, the parties to the Agreement closed the transaction and the merger will be effective February 29, 2008.

Equitable Bank is a full service bank with its main office located in Fort Lauderdale, Florida, with additional banking offices in Coral Ridge, Coral Springs, Plantation, and North Miami Beach, Florida. As of the effective date of the merger, the Registrant will acquire approximately $172 million of assets from EFGI and assume $150 million in liabilities. The acquired assets consist primarily of loans.

Before this transaction, the Registrant, its affiliates, its directors and officers, and any associates of its directors or officers had no material relationship with EFGI.

As set forth in the Agreement, each share of EFGI Common Stock was converted into the right to receive either (i) 6.9855 shares of Common Stock, par value $.01 per share, of the Registrant (“Registrant Common Stock”), or (ii) 3.4928 shares of Registrant Common Stock and $50.64. Each holder of record of shares of EFGI Common Stock has made an election on an election form (or has been deemed to have made an election) as to the type of consideration the holder will receive. In addition, each holder of EFGI Common Stock who would otherwise be entitled to receive a fraction of a share of Registrant Common Stock shall receive, in lieu thereof, cash, in an amount equal to such fractional part of a share of Registrant Common Stock multiplied by $14.50. The total consideration for this merger transaction is estimated to be valued at $55.6 million.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)       Effective February 29, 2008, under the terms of the Agreement, H. William Spute, Jr. has been appointed an executive officer of the Registrant as Executive Vice President, Chief Banking Officer.

With respect to the information required by Item 401(b), (d), and (e) and Item 404(a) of Regulation S-K, this information is herein incorporated by reference to the Registrant’s Registration Statement on Form S-4/A, as filed with the SEC on January 16, 2008, and declared effective on January 18, 2008 (File No. 333-147505), under the captions “MANAGEMENT

FOLLOWING THE MERGER” and “INTERESTS OF EQUITABLE'S DIRECTORS AND EXECUTIVE OFFICERS AND EQUITABLE'S AFFILIATES IN THE MERGER.”

(d)       Effective February 29, 2008, under the terms of the Agreement, H. William Spute, Jr. and James D. Evans, will be elected to the Registrant’s Board of Directors. Mr. Spute had previously been EFGI’s President, and Chief Executive Officer and a member of EFGI’s Board of Directors. Mr. Evans was Chairman of EFGI’s Board of Directors. Neither Mr. Spute nor Mr. Evans will serve on any of the Committees of the Registrant’s Board of Directors.

With respect to the information required by Item 404(a) of Regulation S-K, this information is herein incorporated by reference to the Registrant’s Registration Statement on Form S-4/A, as filed with the SEC on January 16, 2008, and declared effective on January 18, 2008 (File No. 333-147505), under the caption “INTERESTS OF EQUITABLE'S DIRECTORS AND EXECUTIVE OFFICERS AND EQUITABLE'S AFFILIATES IN THE MERGER.”

e)         Effective February 29, 2008, as a condition to the Agreement, the Registrant entered into an Employment Agreement (the “Employment Agreement”) with Mr. Spute, governing the terms of his employment as the Registrant’s Executive Vice President, Chief Banking Officer. The principal terms of the Employment Agreement are summarized below.

Term. The Employment Agreement is effective as of February 29, 2008 and has an initial term of two years. Thereafter, the Employment Agreement will automatically renew for successive one-year terms.

Salary and Bonus. Mr. Spute will receive an annual base salary of $170,000. In addition, Mr. Spute is entitled to an annual bonus following the end of each fiscal year in an amount up to 20% of his then current base salary.

Equity Awards. Mr. Spute is entitled to receive stock options to purchase 30,000 shares of Registrant Common Stock exercisable at $14.50 per share under the provisions of the 1st United Bancorp Employee Stock Option Plan. The right to exercise the options will ¼ vest immediately, and ¼ on each of the first three anniversaries of the effective date of the merger.

Severance. Mr. Spute is entitled to the following severance benefits if his employment is terminated upon a change of control: (a) an amount equal to 12 months base salary; (b) an amount equal to the average bonus with respect to the two immediately preceding years; (c) reimbursement of up to $1,000 per month for continuation of health coverage under COBRA for up to 12 months after the date of termination.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The financial information required by this item will be filed in an amendment to this report as soon as practicable but not later than 71 days after the date on which this report must be filed.

(b)         Pro Forma Financial Information.

The pro forma financial information required by this item will be filed in an amendment to this report as soon as practicable but not later than 71 days after the date on which this report must be filed.

(c)         Shell Company Transactions.

Not applicable.

(d)         Exhibits.

Item No.	Description of Exhibit

2.1	Agreement and Plan of Merger, by and among Equitable Financial Group, Inc., Equitable Bank, and 1st United Bancorp, Inc., dated as of October 1, 2007 – incorporated herein by reference to Annex A to the proxy statement/prospectus forming a part of the registration statement of the Registrant’s Form S-4/A (filed 1/16/08) (No. 333-147505).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, by and among Equitable Financial Group, Inc., Equitable Bank, and 1st United Bancorp, Inc., dated as of December 19, 2007 – incorporated herein by reference to Annex A to the proxy statement/prospectus forming a part of the registration statement of the Registrant’s Form S-4/A (filed 1/16/08) (No. 333-147505).

10.1	Employment Agreement with H. William Spute, Jr., effective as of February 29, 2008.

99.1	Press release, dated February 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.
Date: February 6, 2008	By: /s/ John Marino John Marino, President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, by and among Equitable Financial Group, Inc., Equitable Bank, and 1st United Bancorp, Inc., dated as of October 1, 2007 – incorporated herein by reference to Annex A to the proxy statement/prospectus forming a part of the registration statement of the Registrant’s Form S-4/A (filed 1/16/08) (No. 333-147505).

2.2

Amendment No. 1 to the Agreement and Plan of Merger, by and among Equitable Financial Group, Inc., Equitable Bank, and 1st United Bancorp, Inc., dated as of December 19, 2007 – incorporated herein by reference to Annex A to the proxy statement/prospectus forming a part of the registration statement of the Registrant’s Form S-4/A (filed 1/16/08) (No. 333-147505).

10.1	Employment Agreement with H. William Spute, Jr., effective as of February 29, 2008.

99.1	Press release, dated February 6, 2008.